Investments - Equity Method Investments - Equity Method (Tables)	6 Months Ended
Jun. 30, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
EQUITY METHOD INVESTMENTS (in millions)

	RGS	TRG	UBFS	Total
Balance at December 31, 2015	$—	$42	$16	$58
Effect of deconsolidation (a)	295	—	—	295
Equity in earnings	4	2	1	7
Distributions received	(10)	(4)	(1)	(15)
Balance at June 30, 2016	$289	$40	$16	$345

(a)
We recognized an increase of $295 million to equity method investments as of January 1, 2016 as a result of the deconsolidation of RGS in addition to a cumulative effect reduction to opening equity of $2 million related to the difference in earnings under the equity method of accounting in prior periods. The carrying amount of our investment in RGS exceeded the underlying equity in net assets by $138 million at June 30, 2016.